Exhibit 24

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that VINCENT C. BYRD, director of The J. M. Smucker Company, hereby appoints Richard K. Smucker, Mark R. Belgya, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2015, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 25, 2015	/s/ Vincent C. Byrd
Date	Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that KATHRYN W. DINDO, director of The J. M. Smucker Company, hereby appoints Richard K. Smucker, Mark R. Belgya, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2015, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 25, 2015	/s/ Kathryn W. Dindo
Date	Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that PAUL J. DOLAN, director of The J. M. Smucker Company, hereby appoints Richard K. Smucker, Mark R. Belgya, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2015, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 25, 2015	/s/ Paul J. Dolan
Date	Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that ELIZABETH VALK LONG, director of The J. M. Smucker Company, hereby appoints Richard K. Smucker, Mark R. Belgya, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2015, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 25, 2015	/s/ Elizabeth Valk Long
Date	Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that NANCY LOPEZ KNIGHT, director of The J. M. Smucker Company, hereby appoints Richard K. Smucker, Mark R. Belgya, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2015, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 25, 2015	/s/ Nancy Lopez Knight
Date	Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that RICHARD K. SMUCKER, Chief Executive Officer and director of The J. M. Smucker Company, hereby appoints Mark R. Belgya and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2015, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 25, 2015	/s/ Richard K. Smucker
Date	Chief Executive Officer and Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that TIMOTHY P. SMUCKER, director of The J. M. Smucker Company, hereby appoints Richard K. Smucker, Mark R. Belgya, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2015, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 25, 2015	/s/ Timothy P. Smucker
Date	Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that ROBERT B. HEISLER, JR., director of The J. M. Smucker Company, hereby appoints Richard K. Smucker, Mark R. Belgya, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2015, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 25, 2015	/s/ Robert B. Heisler, Jr.
Date	Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that SANDRA PIANALTO, director of The J. M. Smucker Company, hereby appoints Richard K. Smucker, Mark R. Belgya, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2015, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 25, 2015	/s/ Sandra Pianalto
Date	Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that GARY A. OATEY, director of The J. M. Smucker Company, hereby appoints Richard K. Smucker, Mark R. Belgya, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2015, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 25, 2015	/s/ Gary A. Oatey
Date	Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that ALEX SHUMATE, director of The J. M. Smucker Company, hereby appoints Richard K. Smucker, Mark R. Belgya, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2015, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 25, 2015	/s/ Alex Shumate
Date	Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that MARK T. SMUCKER, director of The J. M. Smucker Company, hereby appoints Richard K. Smucker, Mark R. Belgya, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2015, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 25, 2015	/s/ Mark T. Smucker
Date	Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that DAVID J. WEST, director of The J. M. Smucker Company, hereby appoints Richard K. Smucker, Mark R. Belgya, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2015, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 25, 2015	/s/ David J. West
Date	Director